                                                               Exhibit (n)(1)(i)

                               AMENDED SCHEDULE A

                                     to the

                 SECOND AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                       for

                                ING EQUITY TRUST

                                                       Classes of Shares
                                          ---------------------------------------
Funds                                      A     B     C     I     O     Q     W
---------------------------------------   ---   ---   ---   ---   ---   ---   ---
ING Equity Dividend Fund                  [X]   [X]   [X]   [X]   N/A   N/A   N/A
ING Financial Services Fund               [X]   [X]   [X]   N/A   [X]   [X]   N/A
ING Fundamental Research Fund             [X]   [X]   [X]   [X]   N/A   N/A   N/A
ING Index Plus LargeCap Equity Fund       [X]   [X]   [X]   N/A   N/A   [X]   N/A
ING Index Plus LargeCap Equity Fund II    [X]   [X]   [X]   N/A   N/A   [X]   N/A
ING Index Plus LargeCap Equity Fund III   [X]   [X]   [X]   N/A   N/A   [X]   N/A
ING Index Plus LargeCap Equity Fund IV    [X]   [X]   [X]   N/A   N/A   [X]   N/A
ING Index Plus LargeCap Equity Fund V     [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Index Plus LargeCap Fund VI           [X]   [X]   [X]   N/A   N/A   [X]   N/A
ING LargeCap Growth Fund                  [X]   [X]   [X]   [X]   N/A   [X]   N/A
ING LargeCap Value Fund                   [X]   [X]   [X]   [X]   N/A   N/A   [X]
ING MidCap Opportunities Fund             [X]   [X]   [X]   [X]         [X]   N/A
ING Opportunistic LargeCap Fund           [X]   [X]   [X]   [X]   N/A   N/A   [X]
ING Principal Protection Fund VII         [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Principal Protection Fund VIII        [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Principal Protection Fund IX          [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Principal Protection Fund X           [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Principal Protection Fund XI          [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Principal Protection Fund XII         [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Principal Protection Fund XIII        [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Principal Protection Fund XIV         [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Real Estate Fund                      [X]   [X]   [X]   [X]   [X]   [X]   [X]
ING SmallCap Opportunities Fund           [X]   [X]   [X]   [X]   N/A   [X]   [X]
ING SmallCap Value Multi-Manager Fund     [X]   [X]   [X]   [X]   N/A   N/A   [X]
ING Value Choice Fund                     [X]   [X]   [X]   [X]   [X]   [X]   [X]

Last Approved: May 30, 2008